UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 12, 2015

EMS FIND, INC.

(Exact name of registrant as specified in its charter)

Nevada

 333-174759

42-1771342

(State or other jurisdiction of        (Commission file number)                 (I.R.S. Employer

incorporation or organization)                                                                 Identification No.)

10745 Haldeman Avenue, Philadelphia, PA    19116

(Address of principal executive offices)          (Zip Code)

215-677-0200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under   any of the following provisions:

(   )  Written communications pursuant to Rule 425 under the Securities Act (17CRF 230.425)

(   )  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

(   )  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CRF    240.14d-2(b))

(   )  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

The Company’s Board of Directors on August 12, 2015, by amendment of Exhibit A to its By-Laws, changed its fiscal year from a March 31fiscal year to a fiscal year ending June 30, unless and until changed by resolution of the Board of Directors, and changed the date of the annual shareholders meeting from June 30, 10:00 AM, or if on a weekend, the first Monday thereafter, to the first Tuesday following 135 days after the close of the corporation’s fiscal year, unless and until changed by resolution of the Board of Directors.  Accordingly, the Company will file an Annual Report on Form 10-K for the period ended June 30, 2015.  We expect to file our June 30, 2015 Form 10-K within the next four weeks.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Exhibits:

Exhibit No.

Description

3.2(a)

Amended Exhibit A to By-Laws of the Company, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date : August 12, 2015 EMS FIND, INC. By: /s/ Steve Rubakh ----------------- Steve Rubakh Chief Executive Officer